Exhibit 99.1

DTE Energy

Q3 2009

Supplemental Financial Information

October 30, 2009

Q3 2009 Supplemental Financial Information October 30, 2009

DTE Energy Company
Consolidated Statements of Financial Position (Unaudited)

	September 30	December 31
(in Millions)	2009	2008
ASSETS
Current Assets
Cash and cash equivalents	$83	$86
Restricted cash	28	86
Accounts receivable (less allowance for doubtful accounts of $288 and $265, respectively)
Customer	1,105	1,666
Other	112	166
Inventories
Fuel and gas	383	333
Materials and supplies	202	206
Deferred income taxes	226	227
Derivative assets	271	316
Other	244	242

	2,654	3,328

Investments
Nuclear decommissioning trust funds	791	685
Other	630	595

	1,421	1,280

Property
Property, plant and equipment	20,505	20,065
Less accumulated depreciation and depletion	(8,110)	(7,834)

	12,395	12,231

Other Assets
Goodwill	2,037	2,037
Regulatory assets	4,029	4,231
Securitized regulatory assets	905	1,001
Intangible assets	57	70
Notes receivable	114	115
Derivative assets	163	140
Other	184	157

	7,489	7,751

Total Assets	$23,959	$24,590

DTE Energy Company
Consolidated Statements of Financial Position (Unaudited)

	September 30	December 31
(in Millions, Except Shares)	2009	2008
LIABILITIES AND EQUITY
Current Liabilities
Accounts payable	$578	$899
Accrued interest	149	119
Dividends payable	87	86
Short-term borrowings	205	744
Current portion long-term debt, including capital leases	170	362
Derivative liabilities	257	285
Other	530	518

	1,976	3,013

Long-Term Debt (net of current portion)
Mortgage bonds, notes and other	6,738	6,458
Securitization bonds	793	932
Trust preferred-linked securities	289	289
Capital lease obligations	54	62

	7,874	7,741

Other Liabilities
Deferred income taxes	2,091	1,958
Regulatory liabilities	1,251	1,202
Asset retirement obligations	1,405	1,340
Unamortized investment tax credit	88	96
Derivative liabilities	252	344
Liabilities from transportation and storage contracts	100	111
Accrued pension liability	776	871
Accrued postretirement liability	1,424	1,434
Nuclear decommissioning	131	114
Other	319	328

	7,837	7,798

Commitments and Contingencies

Shareholders’ Equity
Common stock, without par value, 400,000,000 shares authorized, 164,928,049 and 163,019,596 shares issued and outstanding, respectively	3,235	3,175
Retained earnings	3,142	2,985
Accumulated other comprehensive loss	(141)	(165)

Total DTE Energy Company Shareholders’ Equity	6,236	5,995
Noncontrolling interests	36	43

Total Equity	6,272	6,038

Total Liabilities and Equity	$23,959	$24,590

DTE Energy Company
Consolidated Statements of Cash Flows (Unaudited)

	Nine Months Ended
	September 30
(in Millions)	2009	2008
Operating Activities
Net income	$421	$423
Adjustments to reconcile net income to net cash from operating activities:
Depreciation, depletion and amortization	738	675
Deferred income taxes	141	280
Gain on sale of non-utility assets	—	(128)
Other asset (gains), losses and reserves, net	4	12
Gain on sale of interests in synfuel projects	—	(31)
Contributions from synfuel partners	—	14
Changes in assets and liabilities, exclusive of changes shown separately (Note 1)	370	(227)

Net cash from operating activities	1,674	1,018

Investing Activities
Plant and equipment expenditures — utility	(772)	(842)
Plant and equipment expenditures — non-utility	(47)	(154)
Proceeds from sale of interests in synfuel projects	—	84
Refunds to synfuel partners	—	(387)
Proceeds from sale of non-utility assets	—	253
Proceeds from sale of other assets, net	35	21
Restricted cash for debt redemptions	58	104
Proceeds from sale of nuclear decommissioning trust fund assets	237	180
Investment in nuclear decommissioning trust funds	(251)	(202)
Other investments	(55)	(105)

Net cash used for investing activities	(795)	(1,048)

Financing Activities
Issuance of long-term debt	363	1,013
Redemption of long-term debt	(420)	(446)
Repurchase of long-term debt	—	(238)
Short-term borrowings, net	(574)	71
Issuance of common stock	27	—
Repurchase of common stock	—	(16)
Dividends on common stock	(260)	(258)
Other	(18)	(7)

Net cash from (used for) financing activities	(882)	119

Net Increase (Decrease) in Cash and Cash Equivalents	(3)	89
Cash and Cash Equivalents Reclassified from Assets Held for Sale	—	11
Cash and Cash Equivalents at Beginning of Period	86	123

Cash and Cash Equivalents at End of Period	$83	$223

The Detroit Edison Company
Consolidated Statements of Operations (Unaudited)

	Three Months Ended		Nine Months Ended
	September 30		September 30
(in Millions)	2009	2008	2009	2008
Operating Revenues	$1,300	$1,440	$3,526	$3,766

Operating Expenses
Fuel and purchased power	400	586	1,112	1,403
Operation and maintenance	306	292	928	1,019
Depreciation and amortization	222	193	607	563
Taxes other than income	43	54	147	176
Asset (gains) and reserves, net	—	(1)	—	(1)

	971	1,124	2,794	3,160

Operating Income	329	316	732	606

Other (Income) and Deductions
Interest expense	82	73	245	220
Interest income	—	(1)	(1)	(3)
Other income	(12)	(16)	(29)	(39)
Other expenses	5	11	5	34

	75	67	220	212

Income Before Income Taxes	254	249	512	394

Income Tax Provision	98	90	199	143

Net Income	$156	$159	$313	$251

Michigan Consolidated Gas Company
Consolidated Statements of Operations (Unaudited)

	Three Months Ended		Nine Months Ended
	September 30		September 30
(in Millions)	2009	2008	2009	2008
Operating Revenues	$189	$232	$1,237	$1,509

Operating Expenses
Cost of gas	67	102	706	956
Operation and maintenance	94	93	326	364
Depreciation and amortization	27	25	80	75
Taxes other than income	12	9	38	34
Asset gains	—	(2)	(1)	(2)

	200	227	1,149	1,427

Operating Income (Loss)	(11)	5	88	82

Other (Income) and Deductions
Interest expense	19	16	51	46
Interest income	(2)	(2)	(6)	(6)
Other income	(1)	(2)	(6)	(8)
Other expenses	—	4	4	9

	16	16	43	41

Income (Loss) Before Income Taxes	(27)	(11)	45	41

Income Tax Provision (Benefit)	(8)	(3)	13	12

Net Income (Loss)	$(19)	$(8)	$32	$29

DTE Energy Debt/Equity Calculation
As of September 30, 2009
($ millions)

Short-term borrowings	$205
Current portion of long-term debt, including capital leases	170
Mortgage bonds, notes and other	6,738
Securitization bonds, excluding current portion	793
Capital lease obligations	54
less MichCon short-term debt	(205)
less Securitization bonds, including current portion	(933)

Total debt	6,822

Trust preferred-linked securities	289

Total preferred/ other	289

Equity	6,236

Total capitalization	$13,347

Debt	51.1%
Preferred	2.2%
Common shareholders’ equity	46.7%

Total	100.0%

Sales Analysis — Q3 2009
Electric Sales — Detroit Edison Service Area (GWh)

	Q3 2009	Q3 2008	% Change
Residential	4,107	4,595	-11%
Commercial	4,806	5,072	-5%
Industrial	2,562	3,327	-23%
Other	799	789	1%

	12,274	13,783	-11%
Choice	337	329	2%

TOTAL SALES	12,611	14,112	-11%

Electric Revenue — Detroit Edison Service Area ($000s)

	Q3 2009	Q3 2008	% Change

Residential	517,052	520,453	-1%
Commercial	449,537	477,917	-6%
Industrial	190,103	229,805	-17%
Other	44,629	45,626	-2%

	1,201,321	1,273,801	-6%
Choice	8,040	8,711	-8%

TOTAL REVENUES	1,209,361	1,282,512	-6%

Gas Sales — MichCon Service Area (MMcf)

	Q3 2009	Q3 2008	% Change
Residential	7,128	7,504	-5%
Commercial	1,825	2,408	-24%
Industrial	130	126	3%

	9,083	10,038	-10%
End User Transportation*	23,525	23,024	2%

TOTAL SALES	32,608	33,062	-1%

*	Includes choice customers
Gas Revenue — MichCon Service Area ($000s)

	Q3 2009	Q3 2008	% Change
Residential	93,945	117,390	-20%
Commercial	22,135	35,619	-38%
Industrial	1,257	1,612	-22%

	117,338	154,621	-24%
End User Transportation*	24,024	21,496	12%

TOTAL REVENUES	141,362	176,117	-20%

*	Includes choice customers
Weather
Cooling Degree Days
Detroit Edison service territory

	Q3 2009	Q3 2008	% Change
Actuals	421	556	-24%
Normal	537	537

Deviation from normal	-22%	4%
Heating Degree Days
MichCon service territory

	Q3 2009	Q3 2008	% Change
Actuals	134	80	67%
Normal	175	175

Deviation from normal	-23%	-54%
Earnings Impact of Weather
Variance from normal weather ($millions, after-tax)

	Q2 2009	Q2 2008
Detroit Edison	(25)	2	Colder weather reduced Detroit Edison’s earnings by $25M Q2 2009
MichCon	(1)	(1)	Milder weather reduced MichCon’s earnings by $1M Q3 2009

Sales Analysis — YTD September 30, 2009
Electric Sales — Detroit Edison Service Area (GWh)

	YTD 2009	YTD 2008	% Change
Residential	10,992	11,955	-8%
Commercial	13,764	14,347	-4%
Industrial	7,584	10,074	-25%
Other	2,399	2,408	0%

	34,739	38,784	-10%

Choice	998	1,081	-8%

TOTAL SALES	35,737	39,865	-10%

Electric Revenue — Detroit Edison Service Area ($000s)

	YTD 2009	YTD 2008	% Change
Residential	1,348,019	1,325,706	2%
Commercial	1,278,592	1,322,084	-3%
Industrial	570,333	684,694	-17%
Other	131,652	131,738	0%

	3,328,596	3,464,222	-4%

Choice	27,819	23,749	17%

TOTAL REVENUES	3,356,415	3,487,971	-4%

Gas Sales — MichCon Service Area (MMcf)

	YTD 2009	YTD 2008	% Change
Residential	71,387	73,090	-2%
Commercial	21,924	24,262	-10%
Industrial	865	675	28%

	94,176	98,027	-4%

End User Transportation*	86,566	89,798	-4%

TOTAL SALES	180,742	187,825	-4%

*	Includes choice customers
Gas Revenue — MichCon Service Area ($000s)

	YTD 2009	YTD 2008	% Change
Residential	740,224	830,596	-11%
Commercial	222,727	268,891	-17%
Industrial	7,524	7,528	0%

	970,475	1,107,015	-12%

End User Transportation*	103,277	104,433	-1%

TOTAL REVENUES	1,073,752	1,211,447	-11%

*	Includes choice customers
Weather
Cooling Degree Days
Detroit Edison service territory

	YTD 2009	YTD 2008	% Change
Actuals	575	759	-24%
Normal	730	730

Deviation from normal	-21%	4%
Heating Degree Days
MichCon service territory

	YTD 2009	YTD 2008	% Change
Actuals	4,358	4,236	3%
Normal	4,346	4,374

Deviation from normal	0%	-3%
Earnings Impact of Weather
Variance from normal weather ($millions, after-tax)

	YTD 2009	YTD 2008
Detroit Edison	(38)	1	Colder weather reduced Detroit Edison’s earnings by $38M YTD 2009
MichCon	1	(3)	Colder weather increased MichCon’s earnings by $1M YTD 2009

DTE Energy Company
Consolidated Statements of Operations (Unaudited)
(Reconciliation of Reported to Operating Earnings)

	Three Months Ended September 30, 2009
	Reported	Operating	Operating
(in Millions)	Earnings	Adjustments	Earnings

Operating Revenues	$1,961		$1,961

Operating Expenses
Fuel, purchased power and gas	735		735
Operation and maintenance	554		554
Depreciation, depletion and amortization	266		266
Taxes other than income	63		63
Gain on sale of non-utility assets	—		—
Other asset (gains) and losses, reserves and impairments, net	—		—

	1,618	—	1,618

Operating Income	343	—	343

Other (Income) and Deductions
Interest expense	143		143
Interest income	(11)		(11)
Other income	(28)	2	(26)
Other expenses	8		8

	112	2	114

Income Before Income Taxes	231	(2)	229

Income Tax Provision	73	(1)	72

Income from Continuing Operations	158	(1)	157

Discontinued Operations Income, net of tax	—		—

Net Income	158	(1)	157

Less: Net Income Attributable to the Noncontrolling Interests From
Continuing operations	—		—
Discontinued operations	—		—

	—	—	—

Net Income Attributable to DTE Energy Company	$158	$(1)	$157

DTE Energy Company
Consolidated Statements of Operations (Unaudited)
(Reconciliation of Reported to Operating Earnings)

	Nine Months Ended September 30, 2009
	Reported	Operating	Operating
(in Millions)	Earnings	Adjustments	Earnings

Operating Revenues	$5,904		$5,904

Operating Expenses
Fuel, purchased power and gas	2,272		2,272
Operation and maintenance	1,740	(14)	1,726
Depreciation, depletion and amortization	738		738
Taxes other than income	204		204
Gain on sale of non-utility assets	—		—
Other asset (gains) and losses, reserves and impairments, net	(3)		(3)

	4,951	(14)	4,937

Operating Income	953	14	967

Other (Income) and Deductions
Interest expense	409		409
Interest income	(17)		(17)
Other income	(74)		(74)
Other expenses	17		17

	335	—	335

Income Before Income Taxes	618	14	632

Income Tax Provision	197	6	203

Income from Continuing Operations	421	8	429

Discontinued Operations Income, net of tax	—		—

Net Income	421	8	429

Less: Net Income Attributable to the Noncontrolling Interests From
Continuing operations	2		2
Discontinued operations	—		—

	2	—	2

Net Income Attributable to DTE Energy Company	$419	$8	$427